Exhibit 32(b)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MSW Energy Finance Co. II, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), we, John T. Miller, Chief Executive Officer of the Company, and Michael J. Gruppuso, Chief Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    /s/ John T. Miller                      /s/ Michael J. Gruppuso
    ------------------                      -----------------------
    John T. Miller                          Michael J. Gruppuso
    Chief Executive Officer                 Chief Financial Officer
    November 12, 2004                       November 12, 2004